STARTEK, Inc. FREQUENTLY ASKED QUESTIONS 1 OF 3 Frequently Asked Questions (FAQs) Definitive Transaction Agreement with Aegis STARTEK Clients ▪ What is happening to STARTEK? STARTEK has entered into a definitive transaction agreement with Aegis, an affiliate of Capital Square Partners (CSP) and leading global business service provider of customer experience management. Under the terms of the agreement, STARTEK will issue CSP 20.6 million shares of its common stock in exchange for all the outstanding common stock of Aegis. Concurrently, CSP or an affiliate will further increase its investment in the new entity by purchasing 833,333 primary shares of STARTEK common stock at closing at $12 per share, representing a $10 million investment. Post transaction, CSP and its affiliates are expected to own approximately 55% of the combined company, and STARTEK shareholders are expected to own approximately 45% of the combined company. ▪ When is the official transaction closing date? The transaction is expected to close no later than the third quarter of 2018, subject to customary closing conditions. Once an official date is known, we will communicate with all employees. ▪ Who is Aegis? Aegis is a leading outsourcing business solutions partner to global corporations in the telecom, technology, media, banking financial services and insurance, travel and logistics, retail and ecommerce, and public sectors. Approximately 40,000 Aegis experts across 47 centers worldwide deliver customer lifecycle management, technology services, back office services, and social media analytics to power superior business results for clients. For more information, please visit www.aegisglobal.com. ▪ Who is Capital Square Partners? Capital Square Partners is a private equity fund manager based in Singapore and regulated by the Monetary Authority of Singapore (MAS). It primarily invests in buyouts and control investments across multi-geography cross border businesses with deep sector expertise and focus on TMT, Business Services, Healthcare, and Consumer sectors. It has made a number of investments in the Technology Services and BPO sectors and has deep operational expertise in these areas. Additional information on CSP can be found at www.capitalsquarepartners.com. ▪ What impact does this announcement have on my business with STARTEK? We believe clients will be positively impacted by this announcement and subsequent merger with Aegis. This is an excellent opportunity for our clients and their customers who will benefit from:  A new global reach, which now includes some of the world’s most rapidly growing markets;  Access to multi-lingual offerings and the institution of operational best practices across the globe; and  The ability to significantly leverage automation, artificial intelligence, and other technology-led innovations to develop exponential value. ▪ What impact does this announcement have on STARTEK’s business? We believe this is a very exciting time in STARTEK’s history and represents a new stage of growth and opportunity for our shareholders, our employees, our clients, and their customers. Both STARTEK and Aegis will benefit from this announcement by:  Delivering meaningful scale with combined revenues of approximately $700 million; and  Providing significant client diversification, as our top three combined clients will now represent less than 30% of total revenue, compared to 53% for STARTEK in 2017.

FOR INTERNAL DISTRIBUTION ONLY STARTEK, Inc. FREQUENTLY ASKED QUESTIONS 2 OF 3 ▪ Will I receive the same level of attention and service from STARTEK once the merger is complete? Yes. STARTEK and Aegis are both committed to maintaining an entrepreneurial spirit, which has helped each company thrive. This includes being nimble and responsive to the needs of our clients. ▪ Will STARTEK’s name change, and if so, when? At this time, no decision has been made regarding the name of the combined entity. ▪ Where will the headquarters be for the combined entity? At this time, the intent is to retain STARTEK’s current headquarters in Greenwood Village, Colorado. ▪ Who will lead the combined organization as CEO? The companies’ integration plans and leadership structure are nearing completion and will be announced by STARTEK in connection with the preparation and filing of its proxy statement to solicit stockholder approval of the combination transaction. ▪ Will I have the same account management and operations teams? The complementary nature of this arrangement is truly unprecedented. We have virtually no overlapping engagement centers or clients. Additionally, our employees are one of STARTEK’s greatest assets and one of many reasons why Aegis was interested in the merger. At this time, we don’t anticipate any changes to your existing account management and operations teams. ▪ Is there anything I need to do as part of this transition? In partnership with Aegis, we are working to make this merger as seamless as possible for our clients and employees. At this time, there are no actions you need to take. Should that change, we will provide you with timely communication. ▪ Where can I go for answers to specific questions? Should you have additional questions regarding the merger, please reach out to your account or operations leader or a member of STARTEK’s senior leadership team to discuss the specific questions you may have about this announcement. Additional Information about the Transactions and Where to Find It This communication is being made in respect of the transactions between STARTEK, CSP and Aegis and the related issuance of the common stock described herein. STARTEK intends to file the proxy statement with the Securities and Exchange Commission (SEC) for the stockholder meeting that will include a proposal relating to the issuance of common stock to CSP and an amendment of STARTEK’s certificate of incorporation related to the transaction. This communication does not constitute a solicitation of any vote or proxy from any of STARTEK’s stockholders. Investors are urged to read the proxy statement carefully and in its entirety when it becomes available and any other relevant documents or materials filed or to be filed with the SEC or incorporated by reference in the proxy statement, because they will contain important information about the transactions between STARTEK, CSP and Aegis, the issuance of common stock and the proposals to be submitted to the STARTEK stockholders. The proxy statement will be mailed to the Company’s stockholders. In addition, the proxy statement and other documents will be available free of charge at the SEC’s internet website, www.sec.gov. When available, the proxy statement and other pertinent documents may also be obtained free of charge at the Investor Relations section of STARTEK’s website, www.startek.com, or by directing a written request to StarTek Investor Relations, 8200 E. Maplewood Ave., Suite 100, Greenwood Village, Colorado 80111 or at tel: (303) 262-4500 or email: investor@startek.com. Participants in the Solicitation STARTEK and its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed transaction. Information about the Company’s directors and executive officers is included in STARTEK’s Annual Report on Form 10-K for the year ended December 31, 2016, filed with the SEC on February 22, 2017, its proxy statement for its 2017 annual meeting of shareholders, which was filed with the SEC on March 29, 2017, and in other documents filed with the SEC by STARTEK and its officers and directors. Forward-Looking Statements The matters regarding the future discussed in this news release include forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are intended to be identified in this

FOR INTERNAL DISTRIBUTION ONLY STARTEK, Inc. FREQUENTLY ASKED QUESTIONS 3 OF 3 document by the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “objective,” “outlook,” “plan,” “project,” “possible,” “potential,” “should” and similar expressions. As described below, such statements are subject to a number of risks and uncertainties that could cause STARTEK's actual results to differ materially from those expressed or implied by any such forward-looking statements. These factors include, but are not limited to, risks relating to our reliance on a limited number of significant customers, lack of minimum purchase requirements in our contracts, the concentration of our business in the communications industry, lack of wide geographic diversity, maximization of capacity utilization, foreign currency exchange risk, risks inherent in the operation of business outside of the United States, ability to hire and retain qualified employees, increases in labor costs, management turnover and retention of key personnel, trends affecting companies’ decisions to outsource non-core services, reliance on technology and computer systems, including investment in and development of new and enhanced technology, increases in the cost of telephone and data services, unauthorized disclosure of confidential client or client customer information or personally identifiable information, compliance with regulations governing protected health information, our ability to acquire and integrate complementary businesses, compliance with our debt covenants, ability of our largest stockholder to affect decisions and stock price volatility. Risks related to the Aegis transaction include failure to obtain the required vote of STARTEK’s shareholders, the timing to consummate the proposed transaction; the risk that a condition to closing of the proposed transaction may not be satisfied or that the closing of the proposed transaction might otherwise not occur, the risk that a regulatory approval that may be required for the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated, the diversion of management time on transaction-related issues, difficulties with the successful integration and realization of the anticipated benefits or synergies from the proposed transaction, and the risk that the transaction and its announcement could have an adverse effect on STARTEK’S ability to retain customers and retain and hire key personnel. Readers are encouraged to review Item 1A. - Risk Factors and all other disclosures appearing in the Company's Form 10-K for the year ended December 31, 2016 filed with the SEC and in other filings with the SEC, for further information on risks and uncertainties that could affect STARTEK's business, financial condition and results of operation. STARTEK assumes no obligation to update or revise any forward-looking statements as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date herein.